UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 15, 2021, Sorrento Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, a total of 197,375,474 shares, or 65.2% of the Company’s common stock issued and outstanding as of the record date, were represented virtually or by proxy.

At the Meeting, the Company’s stockholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Meeting filed with the Securities and Exchange Commission on October 5, 2021 (the “Proxy Statement”).

Set forth below is a brief description of each matter voted upon at the Meeting and the voting results with respect to each matter.

Proposal No. 1: To elect the following nominees as directors to serve until the Company’s 2022 Annual Meeting of Stockholders.

Nominee	For	Withhold	Broker Non-Votes
Henry Ji, Ph.D.	107,838,307	7,402,419	82,134,748
Dorman Followwill	98,175,942	17,064,784	82,134,748
Kim D. Janda, Ph.D.	97,702,123	17,538,603	82,134,748
David Lemus	109,222,911	6,017,815	82,134,748
Jaisim Shah	103,701,987	11,538,739	82,134,748
Yue Alexander Wu, Ph.D.	100,730,822	14,509,904	82,134,748
Elizabeth A. Czerepak	109,434,794	5,805,932	82,134,748

Proposal No. 2: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.

For	Against	Abstentions
190,806,630	3,716,327	2,852,517

Proposal No. 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
72,052,085	41,686,183	1,502,458	82,134,748

Proposal No. 4: To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers in the Proxy Statement.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
108,110,293	1,667,870	2,895,139	2,567,424	82,134,748

In light of the advisory vote of the Company’s stockholders to hold future advisory votes on the compensation of the Company’s named executive officers every year, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of advisory votes on the compensation of the Company’s named executive officers.

Proposal No. 5: To approve the compensation of Dr. Henry Ji as Executive Chairperson of Scilex Holding Company.

For	Against	Abstentions	Broker Non-Votes
41,968,730	71,798,133	1,473,863	82,134,748

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: November 17, 2021	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer